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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2004

PRIMAL SOLUTIONS, INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	333-46494 (Commission File Number)	36-4170318 (IRS Employer Identification No.)

18881 Von Karman Avenue
Suite 500
Irvine, California 92612
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On October 8, 2004, Primal Solutions, Inc. ("Primal" or the "Company") mailed to its stockholders of record its proxy materials in connection with the forthcoming 2004 Annual Meeting of Stockholders to be held on November 12, 2004 (the "Annual Meeting"). Because Primal does not have a class of its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), it is not required to "file" its proxy materials with the Securities and Exchange Commission (the "SEC") pursuant to the requirements of the Exchange Act, but rather, it is required to "furnish" such materials to the SEC at the time such materials have been sent to Primal's stockholders of record.

        At the Annual Meeting, stockholders of record will be asked to vote, either in person or by proxy, on the Company's 2004 Flexible Incentive Plan (the "Plan") approved by the Company's Board of Directors. An aggregate of 5,451,073 shares of the Company's common stock, $0.01 par value per share, may be issued under the terms of the Plan. A copy of the Plan is attached to the Proxy Statement. Other items to be voted on at the Annual Meeting include (1) election of a Board of Directors, and (2) ratification of the appoint of Haskell & White LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

        The information set forth above is qualified in its entirety by the Proxy Statement, a copy of which is attached as an exhibit to this Form 8-K.

        The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit Number	Description of Exhibit
99.1	Proxy Materials, including the Proxy Statement, of Primal Solutions, Inc. in Connection with the Company's 2004 Annual Meeting of Stockholders.
99.2	Forms of Option Agreement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2004	PRIMAL SOLUTIONS, INC.
	By:	/s/ JOSEPH R. SIMRELL Joseph R. Simrell Chief Executive Officer and President

Primal Solutions, Inc.    •    18881 Von Karman Avenue, Suite 500    •    Irvine, CA 92612
949. 260. 1500    •    949. 260. 1515 fax    •    www.primal.com

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.